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                                                                   EXHIBIT 10.20


                                                                           MEMO.


TO:      Rob Lowery, HSNS

FROM:    Richard E. Brodsky

DATE:    12/5/00


         On behalf of William R. Dunavant, I propose the following. In exchange for Dunavant's waiving objection to the failure of HSNS to file the North Carolina fairness proceeding for the Dunavant shares, as was called for under the October 26, 2000 Second Amended and Restated Settlement Agreement:

         1. HSNS will amend the currently filed Registration Statement on Form S-1, SEC file no. 333-41730, to include, as to Dunavant, 2,000,000 HSNS Shares plus any Monthly Shares (pursuant to Paragraph II.B of the October 26, 2000 Second Amended and Restated Settlement Agreement and Paragraph 3 of this memo) due and owing through the effective date of the Registration Statement, and will use its best efforts to make the Registration Statement become effective.

         2. HSNS will continue the issuance of Monthly Shares under Paragraph II.B of the October 26, 2000 Second Amended and Restated Settlement Agreement until the later of (a) the effectiveness of the Registration Statement or (b) the receipt by Dunavant of Rule 144 letters as to all 2,000,000 Shares plus Monthly Shares in his possession or due and owing as of March 15, 2001.

         3. HSNS and Dunavant agree that Dunavant now holds 2,050,000 HSNS Shares. 25,000 Shares are deemed to be in satisfaction of the Monthly Shares requirement under Paragraph II.B of the October 26, 2000 Second Amended and Restated Settlement Agreement for the period ended November 26, 2000. 25,000 are deemed to be an advance on the Monthly Shares requirement under Paragraph II.B of the October 26, 2000 Second Amended and Restated Settlement Agreement for the period ended December 26, 2000. If the Registration Statement becomes effective before December 26, 2000, these shares will not be included in the Registration Statement as it becomes effective but instead will be restricted securities.

         If this is acceptable, please sign below where indicated and return to me via fax.

High Speed Net Solutions, Inc.


By:  /s/ Andy Fox
   -----------------------------------------
Its: President & CEO
   -----------------------------------------

Dated: 12/5/00